OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Supplement dated March 16, 2018 to the

Prospectus and Statement of Additional Information,

each dated October 27, 2017 as revised November 13, 2017

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of the above-referenced Fund (the “Fund”), and is in addition to any other supplement(s).

In the Prospectus, the last three paragraphs appearing under the heading “Buying Shares” in the section titled “How to Buy, Sell and Exchange Shares”; and in the SAI, the last three paragraphs in the section titled “How to Buy Shares,” are deleted in their entirety and replaced with the following:

Effective as of the close of the New York Stock Exchange (“NYSE”) on April 1, 2016 (the “Closing Date”), the Fund no longer accepts purchase orders from new investors and existing Fund shareholders no longer are able to purchase new shares or exchange shares of other Oppenheimer funds into the Fund, subject to the following exceptions and guidelines:

•	Effective May 18, 2018, existing shareholders in broker/dealer advisory-fee programs can no longer continue to purchase shares and exchange into the Fund (except for group retirement plans as described below).
•	The Fund will not be available to new broker/dealer advisory-fee platforms.
•	Existing shareholders that have an investment allocation to the Fund through an OppenheimerFunds Portfolio Builder account prior to the Closing Date can continue to purchase shares and exchange into the Fund.
•	Existing registered investment advisor (RIA) and bank trust firms that have an investment allocation to the Fund in a fee-based advisory account can continue to add new clients (except a new group retirement plan as described below), purchase shares, and exchange into the Fund. The Fund is not available to new RIA and bank trust firms.
•	Existing shareholders in private banks can continue to purchase shares and exchange into the Fund. Existing private banks that have an investment allocation to the Fund can add new clients (except a new group retirement plan as described below). The Fund will not be available to private banks or private bank platforms that are not already invested in the Fund.
•	Existing shareholders in the following types of retirement plans can continue to purchase shares and exchange into the Fund: defined contribution plans including 401(k) (including “Single K”), 403(b) custodial, pension and profit sharing plans; defined benefit plans (including “Single DB Plus”); SIMPLE IRAs; and SEP IRAs. Advisors serving as an ERISA discretionary fiduciary and currently offering the Fund as an investment option may also add new plans. However, in all other cases the Fund is closed to new retirement plans.
•	Existing college savings programs that currently include the Fund within one or more of the investment options can continue to purchase shares of the Fund and exchange into the Fund within existing models. The Fund will not be available to new college savings program plans or existing plan models that do not currently invest in the Fund.
•	The Fund will no longer accept purchase orders for new investors in self-directed brokerage accounts. Current shareholders of the Fund in self-directed brokerage accounts can continue to purchase shares and exchange into the Fund.
•	The Fund will be closed to new funds-of-funds, unless managed within the Oppenheimer funds complex. Existing fund-of-funds that already have an allocation to the Fund can continue to purchase shares and exchange into the Fund.
•	The portfolio manager of the Fund can continue to purchase shares.
•	Existing shareholders of the Fund can continue to purchase shares through dividend and capital gain reinvestments.

•	The Fund reserves the right, in its discretion, to accept purchases and exchanges from institutional investors which may include, among others, corporations, endowments, foundations, broker/dealers and insurance companies.

Existing shareholders as of the Closing Date who later sell all of their shares of the Fund will not be permitted to establish new accounts or reinvest in the Fund.

Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Fund’s investment adviser and its affiliates, its parent company and the subsidiaries of its parent company are not permitted to purchase additional shares of the Fund as of the Closing Date unless such purchase is through an exception listed above.

You should read this supplement in conjunction with the Prospectus and SAI and retain it for future reference.

March 16, 2018	PS0815.046